Exhibit 10.i.2

ROCKWELL COLLINS, INC.
APPROVAL OF
AMENDMENT #1
to the
ROCKWELL COLLINS MASTER TRUST -
DEFERRED COMPENSATION AND NON-QUALIFIED SAVINGS AND NON-QUALIFIED PENSION PLANS
(as Amended and Restated effective October 11, 2007)
The undersigned, Laura A. Patterson, Vice President, Global Total Rewards & Labor Strategy, Rockwell Collins, Inc. (the “Company”), for and on behalf of the Company and pursuant to the authority provided to me by the Company’s Compensation Committee hereby approves Amendment #1 to the Rockwell Collins Master Trust - Deferred Compensation and Non-Qualified Savings and Non-Qualified Pension Plans (as Amended and Restated effective October 11, 2007) in the form attached hereto.
Dated this 18th day of July, 2018.

/s/ Laura A. Patterson
Laura A. Patterson
Vice President
Global Total Rewards & Labor Strategy

WELLS FARGO BANK, N.A.
APPROVAL OF
AMENDMENT #1
to the
ROCKWELL COLLINS MASTER TRUST -
DEFERRED COMPENSATION AND NON-QUALIFIED SAVINGS AND NON-QUALIFIED PENSION PLANS
(as Amended and Restated effective October 11, 2007)

The undersigned, Steven J. Gaglione, Vice President, Wells Fargo Bank, N.A. (the “Trustee”), for and on behalf of the Trustee and pursuant to the authority provided to me, hereby approves the Amendment #1 to the Rockwell Collins Master Trust - Deferred Compensation and Non-Qualified Savings and Non-Qualified Pension Plans (as Amended and Restated effective October 11, 2007) in the form attached hereto.
Dated this 18th day of July, 2018.

/s/ Steven J. Gaglione
Steven J. Gaglione
Vice President

AMENDMENT #1
to the
ROCKWELL COLLINS MASTER TRUST -
DEFERRED COMPENSATION AND NON-QUALIFIED SAVINGS AND NON-QUALIFIED PENSION PLANS
(As Amended and Restated effective October 11, 2007)
The Rockwell Collins Master Trust - Deferred Compensation and Non-Qualified Savings and Non-Qualified Pension Plans, as amended and restated effective October 11, 2007 (the “Trust”), is hereby amended, effective July 18, 2018, in the following respects.

1.	Section 1(c) is amended in its entirety to read as follows:

(c)    The Trust hereby established is revocable by the Company.

2.	Section 1(f) is deleted and Section 1(g) is re-labelled accordingly.

3.	Section 2(a) is amended by deleting the last sentence thereof.

4.	Section 2(c) is amended by deleting the text “, prior to a Change of Control”.

5.	Section 5(e) is deleted.

6.	Section 10 is amended in its entirety to read as follows:

Section 10.    Resignation and Removal of the Trustee.
(a)    The Trustee may resign at any time by written notice to the Company, which shall be effective ninety (90) days after receipt of such notice unless the Company and the Trustee agree otherwise.
(b)    The Trustee may be removed by the Company on thirty (30) days’ notice or upon shorter notice accepted by the Trustee.
(c)    Upon resignation or removal of the Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within sixty (60) days after receipt of notice of resignation, removal or transfer, unless the Company extends the time limit.
(d)    If the Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 11 hereof, by the effective date of resignation or removal under paragraphs (a) or (b) of this section. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

7.	Section 11(b) is deleted and Section 11(c) is re-labelled accordingly.

8.	Section 12(a) is amended in its entirety to read as follows:

(a)    This Trust Agreement may be amended by a written instrument executed by the Trustee and the Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of any Plan, as determined by the Company. Notwithstanding any other provision of this Trust Agreement to the contrary, no amendment may be made to this Trust Agreement that would (i) result in the imposition of penalty taxes or other adverse tax consequences under Section 409A to any participant or beneficiary in any Plan, (ii) result in a “material modification” within the meaning of Section 409A with respect to any Pre-2005 Plan, (iii) otherwise cause any Pre-2005 Plan to become subject to Section 409A, or (iv) add any other plan that is not listed on Appendix A hereto.

9.	Section 12(b) is deleted and Sections 12(c) and (d) are re-labelled accordingly.

10.	Section 12(c) (after giving effect to the foregoing) is amended in its entirety to read as follows:

(c) The Company may terminate this Trust prior to the time all benefit payments under the Plan have been made. All assets in the Trust at termination shall be returned to the Company.

11.	The term “Rockwell Collins Non-Qualified Retirement Plan” is hereby replaced with “Rockwell Collins Non-Qualified Pension Plan” where the former appears in Appendix A of the Trust.

12.	The term “Rockwell Collins 2005 Non-Qualified Retirement Plan” is hereby replaced with “Rockwell Collins 2005 Non-Qualified Pension Plan” where the former appears in Appendix A of the Trust.